[MFS LOGO](R)
INVESTMENT MANAGEMENT

                                        MFS(R) CAPITAL
                                        OPPORTUNITIES FUND


                                        ANNUAL REPORT o NOVEMBER 30, 2002
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements .....................................................  17
Notes to Financial Statements ............................................  26
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-December, major U.S. and overseas stock market indices have shown positive performance for two straight months -- something we haven't seen in a long time. The Dow Jones Industrial Average has recently recorded its second-best October ever, in terms of percentage gains(1). We see these as hopeful signs in what has been a difficult year for investors in stocks and corporate bonds. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-December, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In addition, worker productivity in the third quarter grew at the highest rate since 1966 -- 5.1% on an annualized basis, according to the Labor Department. Higher productivity may allow firms to raise wages without raising prices.

Our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. An encouraging sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, that consumer confidence still appears weak, and that the situation with Iraq adds to market uncertainty.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

We understand that the past few years have been discouraging. Short-term events have sorely tested investors' long-term faith in the market. However, we would caution investors about reacting to market news -- good or bad -- by making major changes in their portfolios. We would suggest that in difficult times it is even more important to have a long-term financial plan and to talk on a regular basis with your investment professional. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    December 16, 2002

------------
(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the twelve months ended November 30, 2002, Class A shares of the fund provided a total return of -22.94%, Class B shares -23.54%, Class C shares -23.51%, Class I shares -22.77%, Class 529A shares -23.01%, Class 529B shares -23.14%, and Class 529C shares -23.13%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of sales charges, compare to a -16.51% return for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average multi-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -15.88%.

Q. THE FUND HAS A NEW PORTFOLIO MANAGEMENT TEAM. COULD YOU TALK ABOUT THE CHANGE, KEN?

A. This new team combines the skills of two managers with distinct areas of expertise, blending the growth investment opportunities that Irfan tries to find with the value opportunities that I am looking to uncover. We believe these additional resources will allow us to maintain a disciplined investment process with the goal of providing more consistent long-term performance.

    The fund will remain a diversified multi-cap offering seeking the best investment opportunities across the equity market.

Q.  HOW WILL THE FUND BE MANAGED, IRFAN?

A. Both Ken and I will manage a portion of the fund. Ken will utilize a disciplined value approach with an opportunistic focus on companies that are undergoing turnarounds and restructuring. I will apply a growth strategy, seeking well-positioned businesses that have a strong management strategy for the future. Both of us have the flexibility to invest across market capitalizations.

Q. IT HAS BEEN A CHALLENGING INVESTMENT ENVIRONMENT OVER THE PAST YEAR FOR MULTI-CAP CORE FUNDS, IN GENERAL, AND FOR THE FUND, IN PARTICULAR. WHY, KEN?

A. It has been a difficult year -- despite the U.S. Federal Reserve's attempt to stimulate the economy. The market downturn during the period has been broad, affecting many sectors. Technology, utility and telecommunications stocks were especially hit hard, as these areas suffered from significant excess capacity.

    As we move forward, we expect to see a return to more historic market returns, where individual stockpicking becomes important. This is where, we believe, MFS' Original Research(R) strategy will make a difference.

    Some of the largest detractors during the period were several underperforming holdings in the retail sector. In particular, BJ's Wholesale, which operates warehouse clubs, and Home Depot, the world's largest home improvement retailer, both performed poorly.

    Other detractors to performance included pharmaceutical company Wyeth, which was hurt by a Women's Health Initiative study that stated Wyeth's combination hormone-replacement therapy, Prempro, was found to increase the risk of breast cancer and coronary disease when taken on a long-term basis.

Q.  THERE WAS SOME GOOD NEWS TO REPORT. WHAT HELPED PERFORMANCE, IRFAN?

A. Positive contributor to performance during the period included strong stock selection and being overweight in the leisure sector, where many of our investments focused on advertising-sensitive media franchises. Clear Channel Communications and Viacom both responded positively to news of increased advertising spending.

    Energy stocks, particularly those companies with any business in natural gas, also performed well because of increased demand and diminishing supply.

    Individual securities that helped performance included Dell Computer and Pharmacia. Dell performed well as it increased market share even though the industry remains mired in a slump. Pharmacia rose after Pfizer announced an agreement to buy the company in an all-stock deal.

Q. AS YOU MOVE FORWARD, WHERE ARE YOU FINDING VALUE OPPORTUNITIES FOR THE FUND, KEN?

A. We believe that opportunities exist in the financial services sector, particularly with companies such as Citigroup and Morgan-Stanley, because of low valuations (valuation is the stock's price relative to fundamental factors such as earnings and book value). Property and casualty insurance providers The Hartford and Allstate are also attractive to us for the same reason. Each of these businesses has become more efficient through cost-cutting measures and we believe is well positioned to gain market share.

    We believe utilities and communications is another sector experiencing low valuations due to the economic climate. The one name in this area that has done very well is Verizon, which has good cash flows and a high dividend yield. AT&T Wireless, which has a superior brand name and a relatively strong balance sheet, also remains attractive to us.

Q.  HOW ABOUT THE FUND'S INVESTMENT IN GROWTH OPPORTUNITIES, IRFAN?

A. Throughout 2002, we saw an increase in advertising rates as broadcast television, radio, and outdoor advertising benefited from the Olympics in the summer and the U.S. election in the fall. We expect this trend to continue in 2003, and Viacom is one company that we like.

    Health care is an area, in which, historically, the fund has not been heavily invested in, but its valuations have come down in the past year as concerns over patent expirations have already been reflected in lower share prices. This has made the sector more attractive to us, and as a result, we've increased positions in larger pharmaceutical companies such as Pfizer and Eli Lilly.

Q.  WHAT'S YOUR OUTLOOK, KEN?

A. In the face of corporate spending and earnings projections that remain uncertain, we expect continued volatility in the near term. While we're not counting on a very strong or robust recovery, we do anticipate a modest improvement, which we feel will present opportunities. Therefore, we believe that the portfolio's flexibility and research-driven stock selection process puts us in good position to spot and try to take advantage of these opportunities.

/s/ Irfan Ali                          /s/ Kenneth Enright
    Irfan Ali                              Kenneth Enright
    Portfolio Manager                      Portfolio Manager

Note to Shareholders: In early October, MFS named Irfan Ali and Kenneth Enright portfolio managers of the fund previously managed by Maura A. Shaughnessy.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   S. IRFAN ALI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE STRATEGIC GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS, AND THE LARGE-CAP GROWTH PORTFOLIOS OF OUR INSTITUTIONAL ACCOUNTS. IRFAN JOINED MFS AS A RESEARCH ANALYST IN 1993 AFTER GRADUATING FROM HARVARD BUSINESS SCHOOL WITH AN M.B.A. DEGREE AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1996, VICE PRESIDENT IN 1997, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001. HE COMPLETED HIS BACHELOR'S DEGREE AT HARVARD IN 1989 AND WORKED AS A CORPORATE FINANCE ANALYST WITH FIRST BOSTON CORP. BEFORE GOING TO BUSINESS SCHOOL.

   KENNETH J. ENRIGHT, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE PORTFOLIOS OF OUR MUTUAL FUNDS AND THE TOTAL RETURN, OR BALANCED, PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. KEN JOINED MFS IN 1986 AS A RESEARCH ANALYST. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1987 AND VICE PRESIDENT IN 1988. HE FOLLOWED BUSINESS SERVICES, COAL, NATURAL GAS, OIL, RETAIL STORE, AND SUPERMARKET STOCKS AS AN ANALYST PRIOR TO BEING NAMED PORTFOLIO MANAGER IN 1993. HE WAS NAMED SENIOR VICE PRESIDENT IN 1999. KEN IS A GRADUATE OF BOSTON STATE COLLEGE AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

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   FUND FACTS
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  OBJECTIVE:                    SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JUNE 13, 1983

  CLASS INCEPTION:              CLASS A  JUNE 13, 1983
                                CLASS B  SEPTEMBER 7, 1993
                                CLASS C  APRIL 1, 1996
                                CLASS I  JANUARY 2, 1997
                                CLASS 529A  JULY 31, 2002
                                CLASS 529B  JULY 31, 2002
                                CLASS 529C  JULY 31, 2002

  SIZE:                         $3.0 BILLION NET ASSETS AS OF NOVEMBER 30, 2002

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 2002)

                               MFS Capital
                              Opportunities        Standard & Poor's
                              Fund - Class A        500 Stock Index
              "11/92"            $ 9,425               $10,000
              "11/94"             11,727                11,122
              "11/96"             19,688                19,471
              "11/98"             30,065                30,942
              "11/00"             41,907                35,830
              "11/02"             25,164                26,262

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2002

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -22.94%      -39.61%       +2.28%      +166.99%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -22.94%      -15.47%       +0.45%      + 10.32%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -27.37%      -17.12%       -0.73%      +  9.67%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -23.54%      -40.97%       -1.48%      +148.47%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -23.54%      -16.11%       -0.30%      +  9.53%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -26.60%      -16.76%       -0.56%      +  9.53%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -23.51%      -40.97%       -1.50%      +154.01%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -23.51%      -16.12%       -0.30%      +  9.77%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -24.28%      -16.12%       -0.30%      +  9.77%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)               -22.77%      -39.17%       +3.57%      +170.70%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)           -22.77%      -15.27%       +0.70%      + 10.47%
-------------------------------------------------------------------------------------------------------

CLASS 529A
                                                         1 Year      3 Years      5 Years          Life
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -23.01%      -39.67%       +2.18%      +166.73%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -23.01%      -15.50%       +0.43%      + 10.31%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -27.44%      -17.15%       -0.75%      +  9.66%
-------------------------------------------------------------------------------------------------------

CLASS 529B
                                                         1 Year      3 Years      5 Years          Life
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -23.14%      -39.77%       +2.01%      +166.27%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -23.14%      -15.55%       +0.40%      + 10.29%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -26.02%      -16.16%       +0.15%      + 10.29%
-------------------------------------------------------------------------------------------------------

CLASS 529C
                                                         1 Year      3 Years      5 Years          Life
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -23.13%      -39.76%       +2.03%      +166.33%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -23.13%      -15.54%       +0.40%      + 10.29%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -23.84%      -15.54%       +0.40%      + 10.29%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average multi-cap core fund+                            -15.88%      - 8.46%       +0.69%      +  8.85%
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                      -16.51%      -11.12%       +0.97%      + 10.14%
-------------------------------------------------------------------------------------------------------

(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A share performance, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C share performance, including sales charge, reflects the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

For periods prior to their inception, Class B, C, I, 529A, 529B, and 529C share performance includes the performance of the fund's original share class (Class A). Class B, C, 529B and 529C performance has been adjusted to reflect the CDSC applicable to B, C, 529B and 529C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B, C, 529A, 529B and 529C than those of A, performance shown is higher for B, C, 529A, 529B and 529C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2002

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                   18.7%
              HEALTH CARE                          14.7%
              TECHNOLOGY                           13.1%
              LEISURE                              12.1%
              UTILITIES & COMMUNICATIONS           10.3%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  3.6%                           MERRILL LYNCH & CO., INC.  2.2%
Diversified media and entertainment          Satellite television product and
company                                      services provider

PFIZER, INC.  3.1%                           SEARS, ROEBUCK & CO.  2.1%
Pharmaceutical products company              Multiline retailer

CITGROUP, INC.  2.5%                         ELI LILLY & CO.  2.1%
Diversified financial services company       Pharmaceutical company

AT&T WIRELESS SERVICES, INC.  2.5%           VERIZON COMMUNICATIONS, INC.  2.0%
Wireless telecommunications company          Regional telecommunications company

MICROSOFT CORP.  2.4%                        ORACLE CORP.  2.0%
Computer software and systems company        Systems and business applications
                                             software

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 2002

Stocks - 97.9%
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                          SHARES                  VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 94.7%
  Advertising & Broadcasting - 0.7%
    Lamar Advertising Co., "A"*                                                577,250         $   19,701,543
-------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Nike, Inc., "B"                                                             64,500         $    2,888,310
    Reebok International Ltd.*                                                 152,900              4,386,701
                                                                                               --------------
                                                                                               $    7,275,011
-------------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Harley-Davidson, Inc.                                                      370,200         $   17,969,508
-------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.8%
    Bank of America Corp.                                                      244,500         $   17,134,560
    FleetBoston Financial Corp.                                              1,368,700             37,132,831
                                                                                               --------------
                                                                                               $   54,267,391
-------------------------------------------------------------------------------------------------------------
  Biotechnology - 1.8%
    Abbott Laboratories, Inc.                                                  515,100         $   22,551,078
    Amgen, Inc.*                                                               337,300             15,920,560
    Pharmacia Corp.                                                            335,904             14,208,739
                                                                                               --------------
                                                                                               $   52,680,377
-------------------------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    Affiliated Computer Services, Inc., "A"*                                   558,900         $   27,945,000
    International Business Machines Corp.                                       87,200              7,595,120
                                                                                               --------------
                                                                                               $   35,540,120
-------------------------------------------------------------------------------------------------------------
  Business Services - 2.8%
    ARAMARK Corp.*                                                             697,500         $   16,007,625
    Automatic Data Processing, Inc.                                            585,000             25,429,950
    BISYS Group, Inc.*                                                         964,700             19,564,116
    Concord EFS, Inc.*                                                         122,000              1,830,000
    First Data Corp.                                                           580,000             20,091,200
                                                                                               --------------
                                                                                               $   82,922,891
-------------------------------------------------------------------------------------------------------------
  Cellular Phones - 2.2%
    Motorola, Inc.                                                           1,932,600         $   21,992,988
    Telephone & Data Systems, Inc.                                             766,700             42,015,160
                                                                                               --------------
                                                                                               $   64,008,148
-------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Dell Computer Corp.*                                                       609,300         $   17,407,701
    Intel Corp.                                                                576,100             12,028,968
                                                                                               --------------
                                                                                               $   29,436,669
-------------------------------------------------------------------------------------------------------------
  Computer Software - 3.5%
    Cadence Design Systems, Inc.*                                              790,900         $   11,404,778
    Oracle Corp.*                                                            4,776,000             58,028,400
    Peoplesoft, Inc.*                                                        1,166,000             22,900,240
    Rational Software Corp.*                                                 1,349,300             12,481,025
                                                                                               --------------
                                                                                               $  104,814,443
-------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.6%
    Microsoft Corp.*                                                         1,219,740         $   70,525,367
    Symantec Corp.*                                                            125,400              5,483,742
                                                                                               --------------
                                                                                               $   76,009,109
-------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    SunGard Data Systems, Inc.*                                                680,700         $   15,907,959
    VERITAS Software Corp.*                                                  1,457,713             26,501,222
                                                                                               --------------
                                                                                               $   42,409,181
-------------------------------------------------------------------------------------------------------------
  Conglomerates - 2.4%
    General Electric Co.                                                     1,636,200         $   44,341,020
    Tyco International Ltd.                                                  1,562,562             27,876,106
                                                                                               --------------
                                                                                               $   72,217,126
-------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Avon Products, Inc.                                                        155,200         $    7,969,520
-------------------------------------------------------------------------------------------------------------
  Containers - 0.7%
    Owens Illinois, Inc.*                                                    1,412,000         $   22,168,400
-------------------------------------------------------------------------------------------------------------
  Electronics - 1.8%
    Analog Devices, Inc.*                                                      689,100         $   21,148,479
    Linear Technology Corp.                                                    372,000             12,361,560
    Maxim Integrated Products, Inc.                                            266,000             11,195,940
    Texas Instruments, Inc.                                                    494,200              9,938,362
                                                                                               --------------
                                                                                               $   54,644,341
-------------------------------------------------------------------------------------------------------------
  Energy - 0.2%
    TXU Corp.                                                                  362,400         $    5,588,208
-------------------------------------------------------------------------------------------------------------
  Entertainment - 6.3%
    AOL Time Warner, Inc.*                                                   1,239,600         $   20,292,252
    Clear Channel Communications, Inc.*                                        494,000             21,469,240
    Fox Entertainment Group, Inc., "A"*                                        495,930             13,221,494
    Viacom, Inc., "B"*                                                       2,253,749            105,948,740
    Walt Disney Co.                                                          1,288,600             25,540,052
                                                                                               --------------
                                                                                               $  186,471,778
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 10.3%
    Citigroup, Inc.                                                          1,896,505         $   73,736,114
    Federal Home Loan Mortgage Corp.                                           911,600             52,544,624
    Goldman Sachs Group, Inc.                                                  250,500             19,756,935
    Mellon Financial Corp.                                                   1,464,800             44,017,240
    Merrill Lynch & Co., Inc.                                                1,504,100             65,428,350
    Morgan Stanley Dean Witter & Co.                                           860,000             38,906,400
    SLM Corp.                                                                  110,000             10,750,300
                                                                                               --------------
                                                                                               $  305,139,963
-------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    PepsiCo, Inc.                                                              540,000         $   22,939,200
-------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.2%
    Bowater, Inc.                                                              397,500         $   17,243,550
    International Paper Co.                                                    471,000             18,486,750
                                                                                               --------------
                                                                                               $   35,730,300
-------------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.7%
    Praxair, Inc.                                                              343,190         $   20,248,210
-------------------------------------------------------------------------------------------------------------
  Insurance - 5.2%
    Allstate Corp.                                                             441,200         $   17,220,036
    American International Group, Inc.                                         305,350             19,893,552
    Arthur J. Gallagher & Co.                                                  328,000              9,239,760
    CIGNA Corp.                                                                317,400             13,816,422
    Hartford Financial Services Group, Inc.                                    866,650             42,517,849
    MetLife, Inc.                                                              287,000              7,703,080
    Nationwide Financial Services, Inc., "A"                                   593,000             17,523,150
    Safeco Corp.                                                               130,900              4,737,271
    Travelers Property Casualty Corp., "A"*                                  1,112,306             17,741,281
    UnumProvident Corp.                                                        266,650              4,546,383
                                                                                               --------------
                                                                                               $  154,938,784
-------------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Danaher Corp.                                                              310,420         $   19,506,793
    Deere & Co.                                                                291,600             14,915,340
                                                                                               --------------
                                                                                               $   34,422,133
-------------------------------------------------------------------------------------------------------------
  Media - 0.3%
    Westwood One, Inc.*                                                        196,900         $    7,653,503
-------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 10.2%
    Alcon, Inc.*                                                               101,000         $    4,231,900
    Baxter International, Inc.                                                 542,088             17,341,395
    Eli Lilly & Co.                                                            895,800             61,183,140
    Forest Laboratories, Inc.*                                                 170,000             18,246,100
    Johnson & Johnson Co.                                                      749,490             42,735,920
    Merck & Co., Inc.                                                          614,500             36,507,445
    Pfizer, Inc.                                                             2,842,050             89,638,257
    Schering Plough Corp.                                                    1,436,100             32,542,026
                                                                                               --------------
                                                                                               $  302,426,183
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.0%
    Express Scripts, Inc., "A"*                                                102,000         $    5,161,200
    Genzyme Corp.*                                                             505,281             16,573,217
    Medimmune, Inc.*                                                           289,800              7,644,924
    Tenet Healthcare Corp.*                                                     44,100                813,645
                                                                                               --------------
                                                                                               $   30,192,986
-------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.2%
    Alcoa, Inc.                                                              1,396,500         $   35,680,575
-------------------------------------------------------------------------------------------------------------
  Oil Services - 4.3%
    BJ Services Co.*                                                           584,000         $   19,534,800
    Cooper Cameron Corp.*                                                      494,000             25,322,440
    GlobalSantaFe Corp.                                                      1,101,482             28,219,969
    Noble Corp.*                                                             1,054,500             35,800,275
    Schlumberger Ltd.                                                          400,000             17,700,000
                                                                                               --------------
                                                                                               $  126,577,484
-------------------------------------------------------------------------------------------------------------
  Oils - 2.9%
    Apache Corp.                                                               367,361         $   19,793,411
    Devon Energy Corp.                                                         892,200             40,853,838
    Occidental Petroleum Corp.                                                 968,900             26,983,865
                                                                                               --------------
                                                                                               $   87,631,114
-------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.4%
    Wyeth Corp.                                                                294,429         $   11,314,906
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    New York Times Co., "A"                                                    313,100         $   15,041,324
-------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Starwood Hotels & Resorts Co., "B"                                         514,000         $   13,019,620
-------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.0%
    Brinker International, Inc.*                                               321,100         $    9,568,780
    Hilton Hotels Corp.                                                        206,100              2,821,509
    McDonald's Corp.                                                           571,600             10,574,600
    Outback Steakhouse, Inc.                                                   152,000              5,396,000
                                                                                               --------------
                                                                                               $   28,360,889
-------------------------------------------------------------------------------------------------------------
  Retail - 6.6%
    Best Buy Co., Inc.*                                                         59,500         $    1,646,960
    Gap, Inc.                                                                  745,400             11,844,406
    Home Depot, Inc.                                                         1,179,900             31,172,958
    Kohl's Corp.*                                                              251,400             17,220,900
    Limited Brands, Inc.                                                       516,500              8,785,665
    Lowe's Cos., Inc.                                                          151,000              6,266,500
    Sears, Roebuck & Co.                                                     2,235,600             61,926,120
    Target Corp.                                                               574,100             19,967,198
    Wal-Mart Stores, Inc.                                                      692,000             37,478,720
                                                                                               --------------
                                                                                               $  196,309,427
-------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.5%
    Illinois Tool Works, Inc.                                                  213,400         $   14,509,066
-------------------------------------------------------------------------------------------------------------
  Supermarkets - 1.8%
    Kroger Co.*                                                              2,440,700         $   38,392,211
    Safeway, Inc.*                                                             598,200             14,225,196
                                                                                               --------------
                                                                                               $   52,617,407
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 9.3%
    Advanced Fibre Communications, Inc.*                                       844,000         $   15,343,920
    AT&T Corp.                                                                 726,960             20,383,959
    AT&T Wireless Services, Inc.*                                            9,722,000             73,401,100
    Cisco Systems, Inc.*                                                     2,888,800             43,100,896
    Comcast Corp., "A"*                                                        392,853              9,208,474
    Comcast Corp.*                                                           1,880,400             42,873,120
    EchoStar Communications Corp., "A"*                                        649,300             13,252,213
    Verizon Communications, Inc.                                             1,403,100             58,761,828
    Winstar Communications, Inc.*                                            1,151,449                  1,727
                                                                                               --------------
                                                                                               $  276,327,237
-------------------------------------------------------------------------------------------------------------
  Transportation - 0.5%
    Fedex Corp.                                                                135,900         $    7,144,263
    United Parcel Service, Inc.                                                131,700              8,344,512
                                                                                               --------------
                                                                                               $   15,488,775
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.7%
    Calpine Corp.*                                                           7,227,300         $   32,016,939
    NiSource, Inc.                                                           2,540,245             49,509,375
                                                                                               --------------
                                                                                               $   81,526,314
-------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    National Fuel Gas Co.                                                      336,800         $    6,985,232
-------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $2,811,174,396
-------------------------------------------------------------------------------------------------------------
Foreign Stocks - 3.2%
  Bermuda - 1.9%
    Accenture Ltd. (Business Services)*                                        730,600         $   14,064,050
    Ace Ltd. (Insurance)                                                       620,520             21,159,732
    XL Capital Ltd. (Insurance)                                                243,650             20,159,601
                                                                                               --------------
                                                                                               $   55,383,383
-------------------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Alcan, Inc. (Metals)                                                       264,000         $    8,352,960
-------------------------------------------------------------------------------------------------------------
  France - 0.5%
    Aventis S.A. (Pharmaceuticals)                                             284,400         $   15,802,385
-------------------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                                    135,600         $    2,311,980
    Partner Communications Co. Ltd., ADR (Cellular Phones)*                  2,993,875             11,915,622
                                                                                               --------------
                                                                                               $   14,227,602
-------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $   93,766,330
-------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,861,405,298)                                                 $2,904,940,726
-------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.8%
-------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                         (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    Ford Motor Credit Corp., due 12/02/02                                      $13,000         $   12,999,234
    General Electric Co., due 12/02/02                                          12,079             12,078,537
    General Motors Acceptance Corp., due 12/06/02                               28,500             28,491,688
-------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                $   53,569,459
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.0%
-------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 11/29/02, due 12/02/02, total to be
      received $29,805,328 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account), at
      Cost                                                                     $29,802         $   29,802,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,944,776,757)                                            $2,988,312,185

Other Assets, Less Liabilities - (0.7)%                                                           (19,668,575)
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $2,968,643,610
-------------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,944,776,757)       $ 2,988,312,185
  Investments of cash collateral for securities loaned, at
    identified cost and value                                       205,487,427
  Cash                                                                1,920,148
  Receivable for investments sold                                    53,662,046
  Receivable for fund shares sold                                     2,050,689
  Interest and dividends receivable                                   2,859,181
  Other assets                                                           16,664
                                                                ---------------
      Total assets                                              $ 3,254,308,340
                                                                ---------------
Liabilities:
  Payable for investments purchased                             $    45,777,552
  Payable for fund shares reacquired                                 32,624,186
  Collateral for securities loaned, at value                        205,487,427
  Payable to affiliates -
    Management fee                                                      171,509
    Shareholder servicing agent fee                                      24,485
    Distribution and service fee                                        134,441
    Program manager fee                                                       1
  Accrued expenses and other liabilities                              1,445,129
                                                                ---------------
      Total liabilities                                         $   285,664,730
                                                                ---------------
Net assets                                                      $ 2,968,643,610
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $ 6,122,973,266
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  43,536,904
  Accumulated net realized loss on investments and
    foreign currency transactions                                (3,197,682,009)
  Accumulated net investment loss                                      (184,551)
                                                                ---------------
      Total                                                     $ 2,968,643,610
                                                                ===============
Shares of beneficial interest outstanding                         303,049,427
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $1,678,738,059 / 166,570,082
    shares of beneficial interest outstanding)                       $10.08
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $10.69
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $936,955,610 / 99,448,461 shares of
    beneficial interest outstanding)                                 $ 9.42
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $275,360,962 / 29,381,159 shares of
    beneficial interest outstanding)                                 $ 9.37
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $77,534,353 / 7,644,088
    shares of  beneficial interest outstanding)                      $10.14
                                                                     ======
Class 529A shares:
  Net asset value and redemption price per share
    (net assets of $24,896 / 2,472 shares of
    beneficial interest outstanding)                                 $10.07
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $10.68
                                                                     ======
Class 529B shares:
  Net asset value and offering price per share
    (net assets of $14,442 / 1,533 shares of
    beneficial interest outstanding)                                 $ 9.42
                                                                     ======
Class 529C shares:
  Net asset value and offering price per share
    (net assets of $15,288 / 1,632 shares of
    beneficial interest outstanding)                                 $ 9.37
                                                                     ======

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $    37,949,401
    Interest                                                          3,397,990
    Foreign taxes withheld                                             (468,186)
                                                                ---------------
      Total investment income                                   $    40,879,205
                                                                ---------------
  Expenses -
    Management fee                                              $    29,505,543
    Trustees' compensation                                              116,915
    Shareholder servicing agent fee                                   3,948,533
    Distribution and service fee (Class A)                            5,435,240
    Distribution and service fee (Class B)                           12,701,836
    Distribution and service fee (Class C)                            4,091,298
    Distribution and service fee (Class 529A)                                 8
    Distribution and service fee (Class 529B)                                19
    Distribution and service fee (Class 529C)                                23
    Program manager fee (Class 529A)                                          6
    Program manager fee (Class 529B)                                          5
    Program manager fee (Class 529C)                                          6
    Administrative fee                                                  364,371
    Custodian fee                                                     1,002,334
    Printing                                                            161,717
    Postage                                                             548,671
    Auditing fees                                                        34,331
    Legal fees                                                           14,628
    Miscellaneous                                                     5,372,442
                                                                ---------------
      Total expenses                                            $    63,297,926
    Fees paid indirectly                                               (199,920)
    Reduction of expenses by investment adviser                      (2,564,911)
                                                                ---------------
      Net expenses                                              $    60,533,095
                                                                ---------------
        Net investment loss                                     $   (19,653,890)
                                                                ---------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                     $(1,423,543,450)
    Foreign currency transactions                                      (435,798)
                                                                ---------------
      Net realized loss on investments and foreign
        currency transactions                                   $(1,423,979,248)
                                                                ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $   342,148,923
    Translation of assets and liabilities in foreign
      currencies                                                           (747)
                                                                ---------------
      Net unrealized gain on investments and foreign
        currency translation                                    $   342,148,176
                                                                ---------------
        Net realized and unrealized loss on investments
          and foreign currency                                  $(1,081,831,072)
                                                                ---------------
          Decrease in net assets from operations                $(1,101,484,962)
                                                                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                     2002                        2001
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $   (19,653,890)            $   (39,083,338)
  Net realized loss on investments and foreign currency
    transactions                                                   (1,423,979,248)             (1,749,304,938)
  Net unrealized gain on investments and foreign currency
    translation                                                       342,148,176                 285,571,664
                                                                  ---------------             ---------------
    Decrease in net assets from operations                        $(1,101,484,962)            $(1,502,816,612)
                                                                  ---------------             ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                        $          --               $  (303,673,351)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                   --                  (205,767,895)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                   --                   (71,526,374)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                   --                   (14,688,657)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                          --                   (12,773,397)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                          --                    (8,655,205)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                          --                    (3,008,610)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                          --                      (617,848)
                                                                  ---------------             ---------------
    Total distributions declared to shareholders                  $          --               $  (620,711,337)
                                                                  ---------------             ---------------
Net increase (decrease) in net assets from fund share
  transactions                                                    $  (809,968,246)            $ 1,301,410,171
                                                                  ---------------             ---------------
    Total decrease in net assets                                  $(1,911,453,208)            $  (822,117,778)
Net assets:
  At beginning of period                                            4,880,096,818               5,702,214,596
                                                                  ---------------             ---------------
  At end of period (including accumulated net investment loss
    of $184,551 and $131,554, respectively)                       $ 2,968,643,610             $ 4,880,096,818
                                                                  ===============             ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                            2002             2001             2000             1999            1998
--------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $13.08           $18.67           $21.77           $16.60          $15.23
                                                 ------           ------           ------           ------          ------
Income from investment operations# -
  Net investment loss(S)                         $(0.02)          $(0.05)          $(0.07)          $(0.06)         $(0.01)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (2.98)           (3.52)            0.29             6.13            3.02
                                                 ------           ------           ------           ------          ------
      Total from investment operations           $(3.00)          $(3.57)          $ 0.22           $ 6.07          $ 3.01
                                                 ------           ------           ------           ------          ------
Less distributions declared to
  shareholders -
  From net investment income                     $ --             $ --             $ --             $ --            $(0.03)
  In excess of net investment income               --               --               --               --             (0.00)+++
  From net realized gain on investments
    and foreign currency transactions              --              (1.94)           (3.32)           (0.90)          (1.61)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --              (0.08)            --               --              --
                                                 ------           ------           ------           ------          ------
      Total distributions declared to
        shareholders                             $ --             $(2.02)          $(3.32)          $(0.90)         $(1.64)
                                                 ------           ------           ------           ------          ------
Net asset value - end of period                  $10.08           $13.08           $18.67           $21.77          $16.60
                                                 ======           ======           ======           ======          ======
Total return(+)                                  (22.94)%         (22.08)%           0.58%           38.59%          22.21%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       1.23%            1.18%            1.11%            1.18%           1.23%
  Net investment loss                             (0.18)%          (0.35)%          (0.31)%          (0.33)%         (0.06)%
Portfolio turnover                                   95%             111%             117%             155%            123%
Net assets at end of period
  (000 Omitted)                              $1,678,738       $2,604,397       $2,885,714       $1,769,925        $923,779

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                      $(0.03)          $(0.07)          $(0.09)          $(0.07)           --
        Ratios (to average net assets):
          Expenses##                               1.30%            1.27%            1.20%            1.22%           --
          Net investment loss                     (0.25)%          (0.44)%          (0.40)%          (0.37)%          --
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+++ Per share amount was less than $(0.01).
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                             2002             2001             2000             1999           1998
--------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $12.32           $17.71           $20.83           $15.94         $14.77
                                                  ------           ------           ------           ------         ------
Income from investment operations# -
  Net investment loss(S)                          $(0.10)          $(0.16)          $(0.22)          $(0.19)        $(0.12)
  Net realized and unrealized gain (loss) on
    investments and foreign currency               (2.80)           (3.34)            0.31             5.88           2.90
                                                  ------           ------           ------           ------         ------
      Total from investment operations            $(2.90)          $(3.50)          $ 0.09           $ 5.69         $ 2.78
                                                  ------           ------           ------           ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                 $ --             $(1.81)          $(3.21)          $(0.80)        $(1.61)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --              (0.08)            --               --             --
                                                  ------           ------           ------           ------         ------
      Total distributions declared to
        shareholders                              $ --             $(1.89)          $(3.21)          $(0.80)        $(1.61)
                                                  ------           ------           ------           ------         ------
Net asset value - end of period                   $ 9.42           $12.32           $17.71           $20.83         $15.94
                                                  ======           ======           ======           ======         ======
Total return                                      (23.54)%         (22.67)%          (0.16)%          37.57%         21.32%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                        1.98%            1.93%            1.86%            1.93%          1.98%
  Net investment loss                              (0.94)%          (1.10)%          (1.06)%          (1.08)%        (0.81)%
Portfolio turnover                                    95%             111%             117%             155%           123%
Net assets at end of period
  (000 Omitted)                                 $936,956       $1,606,753       $1,992,463       $1,204,159       $658,056

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

        Net investment loss                       $(0.11)          $(0.17)          $(0.24)          $(0.20)          --
        Ratios (to average net assets):
          Expenses##                                2.05%            2.02%            1.95%            1.97%          --
          Net investment loss                      (1.01)%          (1.19)%          (1.15)%          (1.12)%         --

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                 2002            2001            2000            1999          1998
--------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $12.25          $17.64          $20.78          $15.91        $14.74
                                                      ------          ------          ------          ------        ------
Income from investment operations# -
  Net investment loss(S)                              $(0.10)         $(0.16)         $(0.22)         $(0.19)       $(0.12)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (2.78)          (3.32)           0.30            5.87          2.90
                                                      ------          ------          ------          ------        ------
      Total from investment operations                $(2.88)         $(3.48)         $ 0.08          $ 5.68        $ 2.78
                                                      ------          ------          ------          ------        ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                     $ --            $(1.83)         $(3.22)         $(0.81)       $(1.61)
  In excess of net realized gain on investments
    and foreign currency transactions                   --             (0.08)           --              --            --
                                                      ------          ------          ------          ------        ------
      Total distributions declared to
        shareholders                                  $ --            $(1.91)         $(3.22)         $(0.81)       $(1.61)
                                                      ------          ------          ------          ------        ------
Net asset value - end of period                       $ 9.37          $12.25          $17.64          $20.78        $15.91
                                                      ======          ======          ======          ======        ======
Total return                                          (23.51)%        (22.72)%         (0.14)%         37.59%        21.28%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                            1.98%           1.93%           1.86%           1.93%         1.98%
  Net investment loss                                  (0.95)%         (1.10)%         (1.04)%         (1.08)%       (0.82)%
Portfolio turnover                                        95%            111%            117%            155%          123%
Net assets at end of period (000 Omitted)           $275,361        $550,351        $685,791        $273,038      $119,966

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                           $(0.11)         $(0.17)         $(0.24)         $(0.20)         --
        Ratios (to average net assets):
          Expenses##                                    2.05%           2.02%           1.95%           1.97%         --
          Net investment loss                          (1.02)%         (1.19)%         (1.13)%         (1.12)%        --
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                2002            2001            2000            1999           1998
--------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $13.13          $18.74          $21.82          $16.63         $15.26
                                                     ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income (loss)(S)                    $ 0.01          $(0.01)         $(0.01)         $(0.02)        $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (3.00)          (3.54)           0.29            6.14           3.01
                                                     ------          ------          ------          ------         ------
      Total from investment operations               $(2.99)         $(3.55)         $ 0.28          $ 6.12         $ 3.04
                                                     ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                         $ --            $ --            $ --            $ --           $(0.05)
  In excess of net investment income                   --              --              --              --            (0.01)
  From net realized gain on investments and
    foreign currency transactions                      --             (1.98)          (3.36)          (0.93)         (1.61)
  In excess of net realized gain on investments
    and foreign currency transactions                  --             (0.08)           --              --             --
                                                     ------          ------          ------          ------         ------
      Total distributions declared to
        shareholders                                 $ --            $(2.06)         $(3.36)         $(0.93)        $(1.67)
                                                     ------          ------          ------          ------         ------
Net asset value - end of period                      $10.14          $13.13          $18.74          $21.82         $16.63
                                                     ======          ======          ======          ======         ======
Total return                                         (22.77)%        (21.88)%          0.83%          38.93%         22.54%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                           0.98%           0.93%           0.86%           0.92%          0.98%
  Net investment income (loss)                         0.07%          (0.10)%         (0.06)%         (0.09)%         0.20%
Portfolio turnover                                       95%            111%            117%            155%           123%
Net assets at end of period (000 Omitted)           $77,534        $118,595        $138,248         $71,099        $30,705

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                          $ --  +++       $(0.03)         $(0.03)         $(0.03)          --
        Ratios (to average net assets):
          Expenses##                                   1.05%           1.02%           0.95%           0.96%          --
          Net investment loss                          0.00%          (0.19)%         (0.15)%         (0.13)%         --

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30, 2002*                             CLASS 529A             CLASS 529B             CLASS 529C
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout the period):
Net asset value - beginning of period                           $ 9.69                 $ 9.08                 $ 9.03
                                                                ------                 ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                               $ --  +++              $(0.02)                $(0.02)
  Net realized and unrealized gain on investments and
    foreign currency                                              0.38                   0.36                   0.36
                                                                ------                 ------                 ------
      Total from investment operations                          $ 0.38                 $ 0.34                 $ 0.34
                                                                ------                 ------                 ------
Net asset value - end of period                                 $10.07                 $ 9.42                 $ 9.37
                                                                ======                 ======                 ======
Total return(+)                                                   3.92%++                3.74%++                3.77%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      1.58%+                 2.23%+                 2.23%+
  Net investment income (loss)                                    0.03%+                (0.74)%+               (0.71)%+
Portfolio turnover                                                  95%                    95%                    95%
Net assets at end of period (000 Omitted)                          $25                    $14                    $15

  (S) The investment adviser voluntarily waived a portion of its fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and ratios would have been:
        Net investment loss                                     $ --  +++              $(0.02)                $(0.02)
        Ratios (to average net assets):
          Expenses##                                              1.65%+                 2.30%+                 2.30%+
          Net investment loss                                    (0.04)%+               (0.81)%+               (0.78)%+
  * For the period from the inception of Class 529 shares, July 31, 2002, through November 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total return for Class 529A shares does not include the applicable sales charge. If the charge had been included, the result would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Opportunities Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and
JP Morgan Chase ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2002, the value of securities loaned was $197,862,771. These loans were collateralized by cash of $205,487,427 which was invested in the following short-term obligation:
                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    205,487,427        $205,487,427

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $107,051 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $92,869 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts and capital losses.

The tax character of distributions declared for the years ended November 30, 2002 and November 30, 2001 was as follows:

                                       NOVEMBER 30, 2002      NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                         $    --                $311,024,593
    Long-term capital gain                       --                 309,686,744
                                            ------------           ------------
Total distributions declared                $    --                $620,711,337
                                            ============           ============

The fund paid no distributions for the year ended November 30, 2002.

During the year ended November 30, 2002, accumulated net investment loss decreased by $19,600,893, accumulated net realized loss on investments and foreign currency transactions decreased by $435,799, and paid-in capital decreased by $20,036,692 due to differences between book and tax accounting for currency transactions, and operating losses. This change had no effect on the net assets or net asset value per share.

As of November 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward             $(3,069,693,882)
          Unrealized loss                           (31,866,742)
          Other temporary differences               (52,769,032)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2010 ($1,597,193,465) and November 30, 2009 ($1,472,500,417).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to reduce its management fee to 0.65% of the fund's average net assets in excess of $1.5 billion, 0.625% of average net assets in excess of $3 billion, 0.60% of average net assets in excess of $5 billion and 0.575% of average net assets in excess of $10 billion. This voluntary reduction in the management fee, which is shown as a reduction of total expenses in the Statement of Operations, may be rescinded by MFS only with the approval of the fund's Board of Trustees. The management fee incurred for the year ended November 30, 2002 was 0.68% of average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net increase of $2,900 as a result of the change in the fund's pension liability under this plan and a pension expense of $13,419 for inactive trustees for the year ended November 30, 2002. Also included in Trustees' compensation is a one-time settlement expense of $16,664 and a one-time transition expense of $32,850.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                             0.0175%
            Next $2.5 billion                            0.0130%
            Next $2.5 billion                            0.0005%
            In excess of $7 billion                      0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $233,014 and $0 for the year ended November 30, 2002 as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                    CLASS A  CLASS B  CLASS C CLASS 529A  CLASS 529B  CLASS 529C
------------------------------------------------------------------------------
Distribution Fee      0.10%    0.75%    0.75%      0.25%       0.75%      0.75%
Service Fee           0.25%    0.25%    0.25%      0.25%       0.25%      0.25%
                      -----    -----    -----      -----       -----      -----
Total Distribution
  Plan                0.35%    1.00%    1.00%      0.50%       1.00%      1.00%
                      =====    =====    =====      =====       =====      =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended November 30, 2002, amounted to:

                    CLASS A  CLASS B  CLASS C CLASS 529A  CLASS 529B  CLASS 529C
--------------------------------------------------------------------------------
Service Fee Retained
  by MFD           $158,224  $61,505  $60,650         $2          $0          $0

Fees incurred under the distribution plan during the year ended November 30, 2002, were as follows:
                    CLASS A  CLASS B  CLASS C CLASS 529A  CLASS 529B  CLASS 529C
--------------------------------------------------------------------------------
Total Distribution
  Plan                0.25%    1.00%    1.00%      0.35%       1.00%       1.00%

Payment of the 0.10% per annum Class A distribution fee and 0.15% per annum of the Class 529A distribution fee will commence on such date as the Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2002, were as follows:

                            CLASS A     CLASS B  CLASS C  CLASS 529B  CLASS 529C
-------------------------------------------------------------------------------
Contingent Deferred Sales
  Charges Imposed           $72,729  $3,399,182  $86,696          $0          $0

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,605,953,074 and $4,282,471,371, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $3,020,180,403
                                                               --------------
Gross unrealized appreciation                                  $  261,704,615
Gross unrealized depreciation                                    (293,572,833)
                                                               --------------
    Net unrealized depreciation                                $  (31,868,218)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                             YEAR ENDED NOVEMBER 30, 2002          YEAR ENDED NOVEMBER 30, 2001
                                      -----------------------------------   -----------------------------------
                                               SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                               146,416,707     $ 1,636,257,705       104,380,572     $ 1,659,239,101
Shares issued to shareholders in             --                 --
  reinvestment of distributions
                                                                                 15,442,349         277,340,516
Shares reacquired                        (179,031,558)     (1,962,355,373)      (75,163,146)     (1,134,099,133)
                                         ------------     ---------------      ------------     ---------------
    Net increase (decrease)               (32,614,851)    $  (326,097,668)       44,659,775     $   802,480,484
                                         ============     ===============      ============     ===============

Class B shares
                                             YEAR ENDED NOVEMBER 30, 2002          YEAR ENDED NOVEMBER 30, 2001
                                      -----------------------------------   -----------------------------------
                                               SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                11,197,911     $   124,189,864        37,057,287     $   570,875,424
Shares issued to shareholders in             --                 --
  reinvestment of distributions
                                                                                 10,976,695         187,032,987
Shares reacquired                         (42,208,832)       (433,677,334)      (30,105,905)       (418,609,017)
                                         ------------     ---------------      ------------     ---------------
    Net increase (decrease)               (31,010,921)    $  (309,487,470)       17,928,077     $   339,299,394
                                         ============     ===============      ============     ===============

Class C shares
                                             YEAR ENDED NOVEMBER 30, 2002          YEAR ENDED NOVEMBER 30, 2001
                                         --------------------------------      --------------------------------
                                               SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 5,968,834     $    66,728,571        17,880,768     $    277,931,302
Shares issued to shareholders in             --                 --
  reinvestment of distributions
                                                                                  3,378,924           57,264,474
Shares reacquired                         (21,508,248)       (225,094,387)      (15,210,813)        (208,422,326)
                                         ------------     ---------------      ------------     ---------------
    Net increase (decrease)               (15,539,414)    $  (158,365,816)        6,048,879     $    126,773,450
                                         ============     ===============      ============     ===============

Class I shares
                                             YEAR ENDED NOVEMBER 30, 2002          YEAR ENDED NOVEMBER 30, 2001
                                         --------------------------------      --------------------------------
                                               SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 2,649,306     $    31,514,428         4,343,539     $    69,597,837
Shares issued to shareholders in             --                 --
  reinvestment of distributions
                                                                                    746,763          13,434,278
Shares reacquired                          (4,040,310)        (47,583,887)       (3,433,378)        (50,175,272)
                                         ------------     ---------------      ------------     ---------------
    Net increase (decrease)                (1,391,004)    $   (16,069,459)        1,656,924     $    32,856,843
                                         ============     ===============      ============     ===============

Class 529A shares
                                          PERIOD ENDED NOVEMBER 30, 2002*
                                         --------------------------------
                                               SHARES              AMOUNT
-------------------------------------------------------------------------
Shares sold                                     2,493     $        23,849
Shares reacquired                                 (21)               (194)
                                         ------------     ---------------
    Net increase                                2,472     $        23,655
                                         ============     ===============

Class 529B shares
                                          PERIOD ENDED NOVEMBER 30, 2002*
                                         --------------------------------
                                               SHARES              AMOUNT
-------------------------------------------------------------------------
Shares sold                                     1,555     $        14,225
Shares reacquired                                 (22)               (192)
                                         ------------     ---------------
    Net increase                                1,533     $        14,033
                                         ============     ===============

Class 529C shares
                                          PERIOD ENDED NOVEMBER 30, 2002*
                                         --------------------------------
                                               SHARES              AMOUNT
-------------------------------------------------------------------------
Shares sold                                     1,654     $        14,675
Shares reacquired                                 (22)               (196)
                                         ------------     ---------------
    Net increase                                1,632     $        14,479
                                         ============     ===============

* For the period from the inception of Class 529A, Class 529B, and Class 529C, July 31, 2002, through
  November 30, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $30,823 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VII and the Shareholders of
  MFS Capital Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Capital Opportunities Fund, (one of the series comprising MFS Series Trust
VII) (the "Trust"), including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Capital Opportunities Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 8, 2003

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV, IF
   APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.
-------------------------------------------------------------------------------

MFS(R) CAPITAL OPPORTUNITIES FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VII, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services
Company, Vice President (since August
2000);
UAM Fund Services, Senior Vice
President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
S. Irfan Ali+                                            business day from 9 a.m. to 5 p.m. Eastern time.
Kenneth J. Enright+                                      (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

MFS(R) CAPITAL OPPORTUNITIES FUND                               ---------------
                                                                   PRSRT STD
[Logo] M F S(R)                                                   U.S. POSTAGE
INVESTMENT MANAGEMENT                                                PAID
                                                                      MFS
                                                                ---------------
500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                            MUF-ANN  1/03  402M